Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement (Form S-8/A, filed December 18, 2003) of our report dated October 9, 2003, which report is included in the Form 10-KSB of Park City Group, Inc. for the year ended June 30, 2003.


                                                       /s/ Tanner + Co.


Salt Lake City, Utah
December 18, 2003